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                                                                    EXHIBIT 10.2

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT (the "Agreement"), dated as of October 31, 1996, is entered into between PACIFICAMERICA MONEY CENTER, INC., a Delaware corporation, as borrower ("Borrower"), AAMES CAPITAL CORPORATION, a California corporation, as lender ("Lender"), and AAMES FINANCIAL CORPORATION, a Delaware corporation ("AFC"), with reference to the following facts:

                                    RECITALS:

                  A. Borrower and Lender are parties to a Master Loan Purchase Agreement (the "Purchase Agreement") dated of even date herewith, pursuant to which Borrower has agreed to sell certain home equity mortgage loans ("Mortgage Loans") to Lender for inclusion in pools of home equity mortgage loans securitized by Lender. Certain capitalized terms referred to herein and not otherwise defined herein are used as defined in the Purchase Agreement. Borrower and Lender have further entered into a Loan Conveyance Agreement dated concurrently herewith, and contemplate that additional Loan Conveyance Agreements will be entered into from time to time during the Commitment Period referred to in the Purchase Agreement, pursuant to which Mortgage Loans will be sold from time to time by Borrower to Lender.

                  B. As a further inducement to Borrower to enter into the Purchase Agreement, Lender or AFC has agreed to advance to Borrower an amount equal to 35% of the present value (as determined by the investment bank selected by Borrower from among the investment banks that act as managers for the related Aames Mortgage Trust) of Borrower's interest in Excess Spread with respect to each Residual Certificate held by Lender in an related Aames Mortgage Trust in which Mortgage Loans are included pursuant to the Purchase Agreement.

                  C. Borrower, Lender and AFC have entered into this Agreement to provide the terms of each advance which shall be made to Borrower by Lender with respect to each Aames Mortgage Trust.

                  NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:


                                   AGREEMENT:

                  1.       DEFINITIONS

                  As used herein, the following terms shall have the following meanings:

                           a. "Advance" shall mean each advance made by Lender
or AFC to Borrower pursuant to the terms of Section 2.a. hereof.


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                           b. "Advance Fee" shall mean a fee equal to 1.75% of
the total principal amount of each Advance.

                           c. "Applicable Interest Rate" shall mean with respect
to each Interest Accrual Period, a rate per annum equal to LIBOR on the LIBOR Determination Date for such Interest Accrual Period plus 2.50%. All interest chargeable under this Agreement shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.

                           d. "Business Day" shall mean any day other than a
Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed.

                           e. "Funding Date" shall mean any Business Day on
which an Advance is made.

                           f. "Interest Accrual Period" shall mean with respect
to any Payment Date up to and including the final Payment Date, the one-month period commencing on the immediately preceding Payment Date and ending on the calendar day immediately preceding such Payment Date; provided, however, that the initial Interest Accrual Period with respect to each Advance shall commence on the Funding Date associated with such Advance.

                           g. "LIBOR" shall mean the rate published in The Wall
Street Journal, as available on the first business day of the applicable month, as the interest rate per annum at which one-month deposits in U.S. dollars are offered to prime banks in the London interbank market.

                           h. "LIBOR Determination Date" shall mean, with
respect to each Interest Accrual Period, the LIBOR rate as determined on the first business day of the month which begins during the applicable Interest Accrual Period.

                           i. "Obligations" shall mean any and all Advances made
by Lender under the terms of this Agreement, and all interest not paid when due.

                           j. "Payment Date" shall mean, with respect to each
calendar month, the tenth day immediately following the Distribution Date in such month specified in the Pooling and Servicing Agreement for the related Aames Mortgage Trust.

                           k. "Principal Payment Amount" shall mean, with
respect to each Advance on each Payment Date, an amount equal to the original principal amount of the Advance divided by 36.

                  2.       CREDIT AND TERMS OF PAYMENT

                           a. Advances. Upon the Pool Closing Date of each Aames
Mortgage Trust, Lender or AFC shall advance to Borrower, by wire transfer to the account


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designated by Borrower to Lender, an amount equal to 35% of the present value
(as determined by the investment bank selected by Borrower from the investment banks that act as managers for the related Aames Mortgage Trust) of Borrower's interest in Excess Spread with respect to the Residual Certificate held by Lender in the related Aames Mortgage Trust, less the amount of the Advance Fee retained by Lender; provided, however, that the Funding Date for the Advance to Borrower in connection with the Aames Mortgage Trust formed in December 1996 shall be on or before January 10, 1997, but in no event before January 2, 1997. If AFC makes any Advance to Borrower under this Agreement, all references to Lender herein shall also be deemed to refer to AFC to the extent of the Obligations incurred by Borrower to AFC hereunder.

                           b. Note and Other Loan Documents. Each Advance made
by Lender to Borrower hereunder shall be evidenced by a promissory note (the "Note") in the form of Exhibit A attached hereto. This Agreement, the Note and any other documents or instruments executed by Borrower to evidence the Obligations shall be referred to herein as the "Loan Documents."

                           c. Interest Rate. The unpaid balance of each Advance
made by Lender to Borrower hereunder shall bear interest at the Applicable Interest Rate.

                           d. Payments of Principal and Interest. On each
Distribution Date for each Aames Mortgage Trust in which Borrower has an interest in Excess Spread for which it has received an Advance from Lender hereunder, Lender shall deduct from the amount of Excess Spread payable by Lender to Borrower for the related Distribution Date an amount equal to the Principal Payment Amount of each Advance plus accrued interest on the unpaid balance thereof as of the beginning of each Interest Accrual Period for the applicable Interest Accrual Period at the Applicable Interest Rate. To the extent that the amount of Excess Spread payable to Borrower is less than the sum of the Principal Payment Amount(s) and accrued interest on each Advance owed for the Interest Accrual Period, Lender shall deliver written notice to Borrower on the Distribution Date of the amount of the deficiency, and Borrower shall pay the amount of the deficiency to Lender on or before the Payment Date, in immediately available funds to such account as Lender shall direct. To the extent that the Excess Spread amount owed by Lender to Borrower exceeds the sum of the Principal Payment Amount(s) and accrued interest owed on each Advance for the Interest Accrual Period, Lender shall pay such excess amount to Borrower on the Distribution Date.

                           e. Maturity. Any remaining principal amount of each
Advance plus accrued and unpaid interest thereon shall be due and payable on the 36th Payment Date following such Advance (the "Maturity Date"). On the Maturity Date, Borrower shall pay any remaining Principal Payment Amount(s) plus any accrued interest thereon at the Applicable Interest Rate in full. Lender shall have a right of offset against Borrower's interest in Excess Spread for any remaining principal or interest due on any Advance after the Maturity Date thereof.


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                           f. Prepayment. Borrower may at any time, on ten (10)
days' prior written notice, prepay without premium or penalty all or part of the Obligations by paying to Lender the amount of such prepayment. With each prepayment, Borrower shall also pay the interest accrued on the principal amount being prepaid to the date of such prepayment.

                  3.       BORROWER'S REPRESENTATIONS AND WARRANTIES

                              Borrower makes the following representations and
warranties, which shall be deemed to be continuing representations and warranties until the Obligations have been repaid in full:

                           a. Existence and Rights.

                              i. Borrower is a corporation duly organized and
existing under the laws of the State of Delaware and is qualified to do business and is in good standing in any state in which the conduct of its business or its ownership of property requires that it be so qualified;

                              ii. Borrower has the right and power to enter into
this Agreement and each of the other Loan Documents; and

                              iii. Borrower has all necessary corporate power
and authority to own its property and to carry on its business as now conducted.

                           b. Agreement Authorized. The execution, delivery and
performance by Borrower of this Agreement and each of the other Loan Documents:
(a) have been duly authorized and do not require the consent or approval of any governmental body, regulatory authority or other third party; and (b) do not constitute a breach of Borrower's Certificate of Incorporation or Bylaws.

                           c. Binding Agreement. This Agreement is the valid,
binding and legally enforceable obligation of Borrower in accordance with its terms.

                           d. No Conflict. The execution, delivery and
performance by Borrower of this Agreement and each of the other Loan Documents:
(a) shall not constitute a default under any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected; (b) are not in contravention of or in conflict with any law or regulation; and (c) do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

                           e. Litigation. There are no material actions or
proceedings pending by or against Borrower before any court or administrative agency, or any pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Borrower. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental or regulatory authority.


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                           f. Tax Status. Borrower has no liability for any
delinquent state, local or federal taxes.

                  4.       BORROWER'S AFFIRMATIVE AND NEGATIVE COVENANTS

                           Borrower covenants and agrees that until all
Obligations have been repaid in full, unless Lender shall otherwise consent in writing, Borrower shall comply with the following affirmative and negative covenants:

                           a. Rights and Facilities. Borrower shall maintain and
preserve all rights and other authority adequate for the conduct of its business. Borrower shall also maintain its properties, equipment and facilities in good order and repair and conduct its business in an orderly manner without voluntary interruption and maintain and preserve its existence.

                           b. Payment of Debts. Borrower shall be at all times
hereafter solvent and able to pay its debts (including trade debts) as they mature.

                           c. Compliance with Laws. Borrower shall exercise all
due diligence in order to comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would materially adversely affect the business, properties, assets, operations, business prospects, or condition (financial or otherwise) of Borrower provided, however, that this Paragraph 4.c. shall not prevent Borrower from in good faith and reasonable diligence, contesting the validity or application of any such laws or regulations by appropriate legal proceedings.

                  5.       CONDITIONS PRECEDENT TO EACH ADVANCE

                  As a condition precedent to Lender's (or AFC's) obligation to fund any Advance hereunder:

                           a. There shall have been delivered to Lender or AFC
the original executed Note of the Borrower dated the date, and in the amount, of such Advance;

                           b. The representations and warranties of the Borrower
contained in this Agreement shall be true, accurate and complete in all respects as if made on the Funding Date for such Advance;

                           c. The Note delivered in accordance with Section 5.a.
hereof shall be the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; and

                           d. There shall not have occurred an Event of Default.


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                  6.       EVENTS OF DEFAULT

                           Any one or more of the following events shall
constitute an Event of Default by Borrower under this Agreement:

                           a. Failure to Pay Obligations. If Borrower fails to
pay, when due and payable or when declared due and payable, all or any portion of the Obligations owing to Lender and there has lapsed three (3) business days following the due date thereof;

                           b. Failure to Perform. If Borrower fails or neglects
to perform, keep or observe any other term, provision, condition or agreement contained in this Agreement or in any of the other Loan Documents and such failure continues for ten (10) calendar days after written notice thereof from Lender to Borrower;

                           c. Third Party Claim. If a material portion of
Borrower's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, custodian or assignee for the benefit of creditors;

                           d. Insolvency Proceedings. Borrower commences any
proceeding under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions generally with its creditors (an "Insolvency Proceeding") or any Insolvency Proceeding is commenced against Borrower which is not dismissed within sixty (60) days of the date of filing;

                           e. Interruption of Business. If Borrower is enjoined,
restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

                           f. Governmental Lien. If a notice of lien, levy or
assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any tax or debt owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the Borrower's assets and the same is not paid on the payment date thereof;

                           g. Liens. If a judgment or other claim becomes a lien
or encumbrance upon all or a material portion of Borrower's assets; or

                           h. Misrepresentation. If any warranty or
representation made to Lender by Borrower herein or hereunder shall be inaccurate or incomplete in any material respect.


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                  7.       LENDER'S RIGHTS AND REMEDIES

                           a. Remedies. Upon the occurrence of an Event of
Default under this Agreement, Lender may, at its election, after the applicable cure period, if any, do any one or more of the following, all of which are authorized by Borrower:

                                    i. Declare all Obligations owed by Borrower
to Lender immediately due and payable; and

                                    ii. Offset all amounts owed by Lender to
Borrower for Excess Spread until all Obligations are paid in full.

                           b. Cumulative Rights. Lender's rights and remedies
under this Agreement and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election or acquiescence by it.

                  8.       ATTORNEYS' FEES.

                  The prevailing party in any action arising out of or in connection with this Agreement shall be entitled to recover from the losing party all of the costs of such action, including actual attorneys' fees and other expenses incurred by the prevailing party.

                  9.       WAIVERS

                  Except as otherwise provided herein, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all accounts, documents, instruments and guarantees at any time held by Lender on which Borrower may in any way be liable.

                  10.      NOTICES

                           Unless otherwise provided in this Agreement, all
notices or demands by any party relating to this Agreement shall be in writing and either personally served, telecopied by facsimile transmission with electronic evidence of receipt and delivery of hardcopy by regular United States mail, or by regular United States mail, postage prepaid, to Borrower or Lender, as the case may be, at its address set forth below:

      If to Borrower:      PacificAmerica Money Center, Inc.
                           21031 Ventura Boulevard, Suite 102
                           Woodland Hills, California  91364
                           Fax: (818) 992-8889


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                   Attention: Richard D. Young, Senior Executive Vice President

          With a copy to:

                   Catherine DeBono Holmes, Esq.
                   Jeffer, Mangels, Butler & Marmaro
                   2121 Avenue of the Stars, 10th Floor
                   Los Angeles, California  90067
                   Fax: (310) 203-0567

    If to Lender:  Aames Capital Corporation
                   3731 Wilshire Boulevard, 10th Floor
                   Los Angeles, California  90010
                   Fax: (213) 487-5814
                   Attention: Gregory J. Witherspoon

          With a copy to:

                   Aames Financial Corporation
                   3731 Wilshire Boulevard, 10th Floor
                   Los Angeles, California  90010
                   Fax: (213) 383-4580
                   Attention: Barbara S. Polsky, General Counsel

                           The parties hereto may change the address at which
they are to receive notices and the telecopier number at which they are to receive facsimiles hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 10 shall be deemed received on the earlier of the date of actual receipt or three
(3) days after the deposit thereof in the mail.

                  11.      CHOICE OF LAW; JURISDICTION AND VENUE

                           The validity of this Agreement, its construction,
interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with, the laws of the State of California. The parties consent to personal jurisdiction in the State of California, and agree that all actions or proceedings arising in connection with this Agreement shall be arbitrated or tried and litigated only in the County of Los Angeles, State of California.

                  12.      GENERAL PROVISIONS

                           a. Representations and Warranties Repeated. Each
representation, warranty and agreement contained in this Agreement shall be automatically deemed repeated with each Advance and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The warranties,


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representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Borrower shall give, or cause to be given, to Lender, either now or hereafter.

                           b. Binding Agreement. This Agreement shall be binding
and deemed effective when executed by Borrower and accepted and executed by Lender.

                           c. Successors and Assigns. This Agreement shall bind
and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that neither Borrower nor Lender may assign this Agreement or any rights hereunder without the other party's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Borrower from its Obligations to Lender.

                           d. Section Headings. Section headings and section
numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

                           e. Interpretation. Neither this Agreement nor any
uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. Whenever in this Agreement the context may require, the masculine gender shall be deemed to include the feminine and/or neuter, and the singular to include the plural.

                           f. Severability. Each provision of this Agreement
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                           g. Integration and Modification. This Agreement,
together with its Exhibits, is the entire agreement between the parties hereto respecting the subject matter hereof, and supersedes all prior or contemporaneous written or oral agreements, arrangements or understandings regarding the subject matter hereof. This Agreement cannot be changed or terminated orally.

                           h. Good Faith Requirement. The parties intend and
agree that their respective rights, duties, powers, liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

                           i. Counterparts. This Agreement may be executed in
any number of counterparts, any of which shall be deemed to be the original.


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                  IN WITNESS WHEREOF, Lender and Borrower have caused their duly authorized representatives to execute this Agreement as of the date first set forth above.

LENDER:

AAMES CAPITAL CORPORATION,                      AAMES FINANCIAL CORPORATION,
a California corporation                        a Delaware corporation


By: /s/ Cary H. Thompson                        By: /s/ Cary H. Thompson
   --------------------------                      ---------------------------
Name:  Cary H. Thompson                         Name:  Cary H. Thompson
Title: Chief Operating Officer                  Title: Chief Operating Officer


BORROWER:

PACIFICAMERICA MONEY CENTER, INC.,
a Delaware corporation


By: /s/ Joel R. Schultz
   --------------------------
Name:  Joel R. Schultz
Title: President




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                                    EXHIBIT A

                                 PROMISSORY NOTE

                                                          __________, 199_


                  1. Promise to Pay. FOR VALUE RECEIVED, PACIFICAMERICA MONEY CENTER, INC., a Delaware corporation ("Borrower"), promises to pay to AAMES CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order: (a) $______, being the unpaid principal amount of the Advance made by Lender to Borrower under that certain Credit Agreement, dated as of October 31, 1996 (the "Credit Agreement"), between Borrower and Lender, in the manner and on the dates provided for in the Credit Agreement; and (b) interest on the outstanding principal amount of such Advance, in the manner, on the dates, and at the rate provided for in the Credit Agreement. All payments to be made hereunder shall be payable in U.S. Dollars in immediately available funds at the place and by the time provided for in the Credit Agreement.

                  2. Incorporation. Reference is made to the Credit Agreement for provisions for the repayment, prepayment and acceleration of the maturity hereof, all of which terms (together with all conditions, warranties, representations and agreements contained in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement)) are hereby incorporated herein by this reference.

                  3. Amendments. This Note may not be changed, modified, amended or terminated, except in accordance with the terms of the Credit Agreement.

                  4. Governing Law; Jurisdiction and Venue; Waiver of Trial by Jury. THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION AND VENUE.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its authorized signatory as of the date first written above.

BORROWER:

PACIFICAMERICA MONEY CENTER, INC.,
a Delaware corporation



                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________


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